Exhibit 99.4

Option Agreement

This Option Agreement (this “Agreement”) is entered into by and among E-Waste Systems Inc, (“EWSI”), Shanghai YaZhuo Jiudian Guanli (“YaZhuo”), and the undersigned shareholders of YaZhuo (collectively the “Shareholders”) as of March   , 2013 in Shanghai, the People’s Republic of China (the “PRC” or “China”). EWSI, YaZhuo and the Shareholders are each referred to in this Agreement as a “Party” and collectively as the “Parties”.

RECITALS

a)     YaZhuo is a company incorporated in the PRC, and is engaged in the business development regarding hospitality management, with a focus on the research and development of environmental friendly technologies, goods and services (the “Business”).

b)      EWSI, a company incorporated in the United States, has the expertise in management and consultancy of reverse logistic service and technology.

c)     The Shareholders collectively holds 100% of the issued and outstanding equity interests of YaZhuo (collectively the “Equity Interest”).

d)     EWSI and YaZhuo have entered into a Management Services Agreement to provide YaZhuo with various management and consulting services in connection with the Business.

e)      The Parties are entering into this Agreement in connection with the Management Services Agreement.

NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:

1.        PURCHASE AND SALE OF EQUITY INTEREST

1.1   Grant of rights. The Shareholders hereby collectively and irrevocable grant to EWSI or a designee of EWSI (the “Designee”) an option to purchase at any time, to the extent permitted under US Law, all or a portion of the Equity Interest in accordance with such procedures as determined by EWSI, at the price specified in Section 1.3 of this Agreement (the “Option”). No Option shall be granted to any party other than to EWSI and/or a Designee. YaZhuo hereby agrees to the grant of the Option by the Shareholders to EWSI and/or the Designee. As used herein, the Designee may be an individual person, a corporation, a joint venture, a partnership, an enterprise, a trust or an unincorporated organization.

1.2   Exercise of Rights. Subject to the requirements of applicable US laws and regulations, EWSI and/or the Designee may exercise the Option at any time by issuing a written notice (the “Exercise Notice”) to one or more of the Shareholders and specifying the amount of the Equity Interest to be purchased from such Shareholder(s) and the manner of purchase.

1.3   Purchase Price

1.3.1             The purchase price of the Equity Interest pursuant to an exercise of the Option shall be equal to the capital paid in by the Shareholders, adjusted pro rata for purchase of less than all of the Equity Interest, unless applicable US laws and regulations require an appraisal of the Equity Interest or stipulate other restrictions regarding the purchase price of the Equity Interest.

1.3.2             If the  applicable US laws and regulations require an appraisal of the Equity Interest or stipulate other restrictions regarding the purchase price of the Equity Interest at the time EWSI and/or the Designee exercises the Option, the Parties agree that the purchase price shall be set at the lowest price permissible under the applicable laws and regulations.

1.4    Transfer of Equity Interest. For each exercise of the Option under this Agreement, upon an Exercise Notice issued by EWSI:

1.4.1              The Shareholders shall hold or cause to be held a meeting of shareholders of YaZhuo in order to adopt such resolutions as necessary in order to approve the transfer of the relevant Equity Interest (such Equity Interest is hereinafter referred to as the “Purchased Equity Interest”) to EWSI and/or the Designee and each shall waive the respective right of first refusal;

1.4.2              The relevant Parties shall, enter into an Equity Interest Purchase Agreement, in a  form reasonably acceptable to EWSI, setting forth the terms and conditions for the sale and transfer of the Purchased Equity Interest;

1.4.3              The relevant Parties shall execute, without any Security Interest (as defined below), all other requisite contracts, agreements or documents, obtain all requisite approval and consent of the government, conduct all  necessary actions, transfer the  valid ownership of the  Purchased Equity Interest to EWSI and/or the Designee, and cause EWSI and/or the Designee to be the registered owner of the Purchased Equity Interest. As used herein, the “Security Interest” means any mortgage, pledge, the right or interest of a third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements; however, such term shall not include any Security Interest created under that certain Equity Pledge Agreement dated as of even date herewith by and among the Parties (the “Pledge Agreement”).

2.         REPRESENTATIONS RELATING TO EQUITY INTEREST

2.1   YaZhuo’s representations. YaZhuo hereby represents and warrants as follows:

1.3.3             Without EWSI’s prior written consent, the articles of association of YaZhuo (the “AOA”) shall not be supplemented, changed or renewed in any way, YaZhuo’s registered capital shall not be increased or decreased, and the structure of the registered capital shall not be changed in any form;

1.3.4             To maintain the corporate existence of YaZhuo and to prudently and effectively operate the Business in accordance with customary fiduciary standards applicable to management with respect to corporations and their shareholders;

1.3.5             Without EWSI’s prior written consent, upon the execution of this Agreement, to not sell, transfer, mortgage, create pledges, liens, or any other encumbrance on or dispose, in any other form, any asset, legitimate or beneficial interest of the Business or income, or encumber or approve any encumbrance or imposition of any Security Interest on YaZhuo’s assets;

1.3.6             Without EWSI’s prior written consent, not to issue or provide any guarantee or permit the existence of any debt, other than (i) such debt that may arise from YaZhuo’s normal or daily business (except for a loan); and (ii) such debt which has been disclosed to EWSI before this Agreement;

1.3.7             To operate and conduct all business operations in the ordinary course of business, without damaging YaZhuo’s business or the value of its assets;

1.3.8        Without EWSI’s prior written consent, not to enter into any material agreements, other than agreements entered into in the ordinary course of business (for the purpose of this paragraph, if any agreement for an amount in excess of One Hundred Thousand Renminbi (RMB 100,000) shall be deemed a material agreement);

1.3.9         Without EWSI’s prior written consent, not to provide loan or credit to any other party or organization;

1.3.10        To provide EWSI with all relevant documents relating to its business operations and finance at the request of EWSI;

1.3.11         To purchase and maintain general property insurance of the type and amount comparable to those held by companies in the same industry, with similar business operations and assets as YaZhuo, from an insurance company approved by EWSI;

1.3.12          Without EWSI’s prior written consent, not to enter into any merger, cooperation, acquisition or  investment;

1.3.13           To notify EWSI of the occurrence or the potential occurrence of any litigation, arbitration or administrative procedure relating to YaZhuo’s assets, business operations and/or income;

1.3.14           In order to guarantee the ownership of YaZhuo’s assets, to execute all requisite or relevant documents, take all requisite or relevant actions, and make and pursue all relevant claims;

1.3.15          Without EWSI’s prior written notice, not to assign the Equity Interest in any form; however,

YaZhuo shall distribute dividends to the Shareholders upon the request of EWSI; and

1.3.16          In accordance with EWSI’s request, to appoint any person designated by EWSI to be a management member of YaZhuo.

2.2   Shareholders’ representations. The Shareholders hereby represent and warrant as follows:

2.2.1             Without EWSI’s prior written consent, upon the execution of this Agreement, not to sell, transfer, mortgage, create pledges, liens, or any other encumbrance on or dispose in any other form any legitimate or beneficial interest of the Equity Interest, or to approve any Security Interest, except as created pursuant to the Pledge Agreement;

2.2.2            Without EWSI’s prior written notice, not to adopt or support or execute any shareholders resolution at an meeting of the shareholders of YaZhuo that seeks to approve any sale, transfer, mortgage or disposal of any legitimate or beneficial interest of the Equity Interest, or to allow any attachment of Security Interests, except as created pursuant to the Pledge Agreement;

2.2.3            Without EWSI’s prior written notice, not to agree or support or execute any shareholders resolution at any meeting of the shareholders of YaZhuo that seeks to approve YaZhuo’s merger, cooperation, acquisition or investment;

2.2.4             To notify EWSI the occurrence or the potential occurrence of any litigation, arbitration or administrative procedure relevant to the Equity Interest;

2.2.5           To cause the board of directors YaZhuo to approve the transfer of the Purchased Equity Interest pursuant to this Agreement;

2.2.6            In order to maintain the ownership of Equity Interest, to execute all requisite or relevant documents, conduct all requisite or relevant actions, and make all requisite or relevant claims, or make all requisite or relevant defenses against all claims of compensation;

2.2.7            Upon the request of EWSI, to appoint any person designated by EWSI to be a director of YaZhuo.

2.2.8            Without EWSI’s prior written consent, not to dispose or cause the management of YaZhuo to dispose any asset of YaZhuo (other than in the ordinary course of business); and

2.2.9            To prudently comply with the provisions of this Agreement and any other agreements entered into with EWSI and YaZhuo in connection therewith, and to perform all obligations under all such agreements, without taking any action or nonfeasance that may affect the validity and enforceability of such agreements.

3.          REPRESENTATIONS AND WARRANTIES

As of the execution date of this Agreement and on each transfer of the Purchased Equity Interest pursuant to an exercise of the Option, YaZhuo and the Shareholders hereby represent and warrant as follows:

3.1   Such Parties shall have the power and ability to enter into and deliver this Agreement and to perform their respective obligations thereunder, and at each transfer of Purchased Equity Interest, the relevant Equity Interest Purchase Agreement and to perform their obligations thereunder. Upon execution, this Agreement and each Equity Interest Purchase Agreement will constitute legal, valid and binding obligations and be fully enforceable in accordance with their terms.

3.2   The execution and performance of this Agreement and any Equity Interest Purchase Agreement shall not: (i) violate any relevant laws and regulations of the US; (ii) conflict with the Articles of Association or other organizational documents of YaZhuo; (iii) cause to breach any agreement or instrument or having any binding obligation on it, or constitute a breach under any agreement or instrument or having any binding obligation on it; (iv) breach relevant authorization of any consent or approval and/or any effective conditions; or (v) cause any authorized consent or approval to be suspended, removed, or cause other added conditions;

3.3   The Equity Interest is transferable in whole and in part, and neither YaZhuo nor the Shareholders have permitted or caused any Security Interest to be imposed upon the Equity Interest other than pursuant to the Pledge Agreement;

3.4   YaZhuo does not have any unpaid debt, other than (i) such debt that may arise during the ordinary course of business; and (ii) debt either disclosed to EWSI before this Agreement or incurred pursuant to EWSI’s written consent;

3.5   YaZhuo has complied with all applicable US laws and regulations in connection with this Agreement;

3.6   There are no pending  or ongoing  litigation, arbitration  or administrative procedures  with respect  to YaZhuo, its  assets  or the Equity Interest, and YaZhuo and the Shareholders have no knowledge of any pending or threatening claims to the best of their knowledge; and

3.7   The Shareholders own the Equity Interest free and clear of encumbrances of any kind, other than the Security Interest pursuant to the Pledge Agreement.

4.          ASSIGNMENT OF AGREEMENT

4.1   YaZhuo and the Shareholders shall not transfer their rights and obligations under this Agreement to any third party without EWSI’s prior written consent.

4.2   YaZhuo and the Shareholders hereby agrees that EWSI shall be entitled to transfer all of its rights and obligations under this Agreement to any third party, and such transfer shall only be subject to a written notice of EWSI to YaZhuo and the Shareholders without any further consent from YaZhuo or the Shareholders.

5.           EFFECTIVE DATE AND TERM

5.1   This Agreement shall be effective as of the date first set forth above.

5.2   The term of this Agreement shall commence from the effective date and shall last for the maximum period of time permitted by law unless it is early terminated in accordance with this Agreement.

6.           APPLICABLE LAW AND DISPUTE RESOLUTION

6.1   Applicable law. The execution, validity, interpretation and performance of this Agreement and the dispute resolution under this Agreement shall be governed by the laws of the US.

6.2   Dispute resolution. The Parties agree that in the event a dispute shall arise from this Agreement, the Parties shall settle their dispute through amicable negotiations and/or arbitration in accordance with this Clause 6.2. If the Parties fail to reach a settlement within thirty (30) days following the negotiations, the dispute shall be submitted to be determined through arbitration If  the Parties fail to reach a settlement within forty-five (45) days following the negotiations, the dispute shall be submitted to be determined through arbitration in accordance with section 13 of the Consulting Services Agreement by and between the parties of even date herewith.   For avoidance of doubt, YaZhuo, who may or may not select arbitrator, shall be bound by the decision rendered through such arbitration.

7.         TAXES AND EXPENSES

Each Party shall, in accordance with the US laws, bear any and all registration taxes, costs and expenses for the transfer of Equity Interest arising from the preparation, execution and completion of this Agreement and all Equity Interest Purchase Agreement.

8.          NOTICE

Notice or other communications required to be given by any Party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or by a recognized courier service or by facsimile transmission to the address of the relevant Party set forth below. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the third (3rd) day after the date; and (c) a notice sent by facsimile transmission is deemed duly served upon the time shown on the transmission confirmation of relevant documents.

To EWSI

Address:       101 First Street #493, Los Altos, CA USA 94022
Attn:              Susan Johnson, Secretary Treasurer
Fax:                 +1 650 396 5494
TeL:                +1 650 283 2907

To YaZhuo

Address:        Room 501, No. 360 Dong’an Road, Xuhui District, Shanghai, PRC
Attn:               Yuhui Chen
Fax:
Tel:                +86 6052 6553

To the Shareholders

Address:       Room 501, No. 360 Dong’an Road, Xuhui District, Shanghai, PRC
Attn:              Yuhui Chen
Fax:
Tel:                +86 6052 6553

9.         CONFIDENTIALITY

The Parties of this Agreement shall acknowledge and ensure the confidentiality of all oral and written materials exchanged relating to this Agreement. No Party shall disclose the confidential information to any other third party without the other Party’s prior written approval, unless: (a) it is already in the public domain at the time when it is communicated (unless it enters the public domain without the authorization of the disclosing Party); (b) the disclosure is in response to the relevant laws, regulations, or stock exchange rules; or (c) the disclosure is required by any of the Party’s legal counsel or financial consultant for the purpose of the transaction of this Agreement. However, such legal counsel and/or financial consultant shall also comply with the confidentiality as stated hereof. The disclosure of confidential information by employees of hired institutions of the disclosing Party is deemed to be an act of the disclosing Party, and such disclosing Party shall bear all liabilities of the breach of confidentiality. This provision shall survive even if certain clauses of this Agreement are subsequently amended, revoked, terminated or determined to be invalid or unable to implement for any reason.

10.        FURTHER WARRANTIES

The Parties agree to promptly execute such documents as required to perform the provisions of this Agreement, and to take such actions as may be reasonably required to perform the provisions of this Agreement.

11.        MISCELLANEOUS

11.1 Amendment, modification and supplement. Any amendments and supplements to this Agreement shall only take effect if executed by all Parties in writing.

11.2 Entire  agreement.  Notwithstanding  Section  5  of  this  Agreement,  the  Parties  acknowledge  that  this Agreement (together with the Management Services Agreement, the Equity Pledge Agreement and Operating Agreement executed contemporaneously) constitutes the entire agreement of the Parties with respect to the subject matters therein and supersedes and replaces all prior agreements and understandings, whether oral or in writing.

11.3 Severability. If any provision of this Agreement is deemed invalid, illegal or non-enforceable according with relevant laws, such provision shall be deemed invalid only within the applicable laws and regulations of the US, and the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way. The Parties shall, through reasonable negotiation, replace such invalid, illegal or non- enforceable provisions with valid provisions in order to bring similar economic effects of those replaced provisions.

11.4 Headings. The headings contained in this Agreement are for reference only and shall not affect the interpretation and explanation of the provisions in this Agreement.

11.5 Language and copies. This Agreement shall be executed in English in two (2) originals each of which shall have the same legal effect. Each Party shall hold one (1) original.

11.6 Successor. This Agreement shall be binding on the successors of each Party and the transferee allowed by each Party.

11.7 Survival. Each Party shall continue to perform its obligations notwithstanding the expiration or termination of this Agreement.

11.8 Section 6, Section 8, Section 9 and Section 11.7 hereof shall continue to be in full force and effect after the termination of this Agreement.

11.9 Waiver. Any Party may waive the terms and conditions of this Agreement in writing with the written approval of all the other Parties. Under certain circumstances, any waiver by a Party to the breach of other Parties shall not be construed as a waiver of any other breach by any other Parties under similar circumstances.

[Remainder of Page Left Blank Intentionally]

[Signature Page]

IN WITNESS THEREOF this Agreement is duly executed by each Party or its legal representatives on the date first set forth above.

E-Waste Systems Inc. (“EWSI”)

/s/         Martin Nielson
Name:   Martin Nielson
Title:     CEO

Shanghai YaZhuo Jiudian Guanli (“YaZhuo”)

/s/         Yuhui Chen
Name:  Yuhui Chen
Title:  CEO and President

[Signature of Shareholders of YaZhuo]

(Signature)

/s/          Yuhui Chen
Name:   Yuhui Chen

ID Card No.:

Owns100% of the Equity Interest of YaZhuo

Signature page to Option Agreement